Exhibit 99.1

PRESS RELEASE

Blackbaud Announces 2017 First Quarter Results
First Quarter GAAP Revenue Growth of 8.5%; Non-GAAP Organic Revenue Growth of 7.4%;
Reaffirms 2017 Full Year Financial Guidance

Charleston, S.C. (May 1, 2017) - Blackbaud (NASDAQ: BLKB), the world's leading cloud software company powering social good, today announced financial results for its first quarter ended March 31, 2017.

"The market remains strong, the pace of innovation we're delivering is unmatched in our industry, and we're seeing very positive traction with our next generation cloud solutions, which are powering impressive results for our customers," said Mike Gianoni, Blackbaud's president and CEO. "Solid growth in subscriptions revenue continues to fuel recurring revenue growth, adding stability and predictability to our already strong business. Our non-GAAP organic subscriptions revenue grew 20 percent this quarter, and represented 64 percent of total revenue. And, our non-GAAP organic recurring revenue grew 12 percent, representing 83 percent of total revenue, a new all-time high for Blackbaud."

First Quarter 2017 Results Compared to First Quarter 2016 Results:

•
Total GAAP revenue was $183.6 million, up 8.5%, with $152.0 million in GAAP recurring revenue, representing 82.8% of total revenue, and $118.2 million in subscription revenue, representing 64.4% of total revenue.

•
Total non-GAAP revenue was $183.6 million, up 7.4%, with $152.0 million in non-GAAP recurring revenue, representing 82.8% of total non-GAAP revenue, and $118.2 million in subscription revenue, representing 64.4% of total revenue.

•	Non-GAAP organic revenue increased 7.4%, non-GAAP organic recurring revenue increased 11.9%, and non-GAAP organic subscription revenue increased 19.9%.

•	GAAP income from operations decreased 0.3% to $10.6 million, with GAAP operating margin decreasing 50 basis points to 5.8%.

•	Non-GAAP income from operations increased 7.6% to $34.0 million, with non-GAAP operating margin of 18.5% equal to prior year.

•	GAAP net income increased 84.6% to $11.5 million, with GAAP diluted earnings per share of $0.24, up $0.11.

•	Non-GAAP net income increased 10.8% to $21.7 million, with non-GAAP diluted earnings per share of $0.46, up $0.04.

•	Non-GAAP free cash flow was $3.5 million, an increase of $10.3 million.

"We had a very solid start to the year," said Tony Boor, Blackbaud's executive vice president and CFO. "Execution against our strategic plan allowed us to post solid results for the quarter, and positions us well to achieve our full year financial guidance and long term aspirational goals"

An explanation of all non-GAAP financial measures referenced in this press release, including Blackbaud's definition of free cash flow, is included below under the heading "Non-GAAP Financial Measures." A reconciliation of the company's non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

PRESS RELEASE

Recent Company Highlights:

•	Blackbaud's Charitable Giving Report revealed that online giving to nonprofit organizations reached a record high in 2016.

•
Jagtar Narula was promoted to Blackbaud's senior vice president of Corporate Strategy and Business Development, Todd Lant was promoted to Blackbaud's chief information officer, and Patrick Hodges was promoted to senior vice president of Global Sales.

•	Blackbaud’s chief technology officer, Mary Beth Westmoreland was named one of the Top 50 Most Powerful Women in Technology by the National Diversity Council.

•	Blackbaud announced that customers using Luminate Online™, its digital marketing solution, are reporting some of the industry’s strongest digital fundraising results.

•
Blackbaud highlighted that its Intelligence for Good™ approach, which brings together analytics, AI, big data and expertise specifically optimized for the social good community, has already helped customers identify billions of dollars in funding opportunities and millions of potential advocates.

Visit www.blackbaud.com/press-room/ for more information about Blackbaud’s recent highlights.

Dividend
Blackbaud announced today that its Board of Directors has declared a second quarter 2017 dividend of $0.12 per share payable on June 15, 2017 to stockholders of record on May 26, 2017.

Financial Outlook
Blackbaud today reaffirmed its 2017 full year financial guidance.

•	Non-GAAP revenue of $775 million to $795 million

•	Non-GAAP income from operations of $155 million to $163 million

•	Non-GAAP operating margin of 20.0% to 20.5%

•	Non-GAAP diluted earnings per share of $2.06 to $2.18

•	Non-GAAP free cash flow of $120 million to $130 million

Blackbaud has not reconciled forward-looking full year non-GAAP financial measures contained in this news release to their most directly comparable GAAP measures, as permitted by Item 10(e)(1)(i)(B) of Regulation S-K. Such reconciliations would require unreasonable efforts at this time to estimate and quantify with a reasonable degree of certainty various necessary GAAP components, including for example those related to compensation, acquisition transactions and integration, tax items or others that may arise during the year. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts.

Conference Call Details
What:    Blackbaud's 2017 First Quarter Conference Call
When:    May 2, 2017
Time:     8:00 a.m. (Eastern Time)
Live Call:     800-967-7149 (domestic) or 719-386-0002 (international); passcode 732627.
Webcast:    Blackbaud's Investor Relations Webpage

PRESS RELEASE

About Blackbaud
Blackbaud (NASDAQ: BLKB) is the world’s leading cloud software company powering social good. Serving the entire social good community—nonprofits, foundations, corporations, education institutions, and individual change agents—Blackbaud connects and empowers organizations to increase their impact through software, services, expertise, and data intelligence. The Blackbaud portfolio is tailored to the unique needs of vertical markets, with solutions for fundraising and relationship management, digital marketing, advocacy, accounting, payments, analytics, school management, grant management, corporate social responsibility, and volunteerism. Serving the industry for more than three decades, Blackbaud is headquartered in Charleston, South Carolina and has operations in the United States, Australia, Canada and the United Kingdom. For more information, visit www.blackbaud.com.

Investor Contact:	Media Contact:
Mark Furlong	Nicole McGougan
Director of Investor Relations	Blackbaud Public Relations
843-654-2097	843-654-3307
mark.furlong@blackbaud.com	nicole.mcgougan@blackbaud.com

Forward-Looking Statements
Except for historical information, all of the statements, expectations, and assumptions contained in this news release are forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: expectations that our revenue and operating cash flow will continue to grow and that our operating margins will continue to improve, and expectations that we will achieve our projected 2017 full year financial guidance and long-term aspirational goals. These statements involve a number of risks and uncertainties. Although Blackbaud attempts to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. In addition, other important factors that could cause results to differ materially include the following: management of integration of acquired companies; uncertainty regarding increased business and renewals from existing customers; a shifting revenue mix that may impact gross margin; continued success in sales growth; risks related to our dividend policy and stock repurchase program, including the possibility that we might discontinue payment of dividends; and the other risk factors set forth from time to time in the SEC filings for Blackbaud, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from Blackbaud's investor relations department. Blackbaud assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Trademarks
All Blackbaud product names appearing herein are trademarks or registered trademarks of Blackbaud, Inc.

Non-GAAP Financial Measures
Blackbaud has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP revenue, non-GAAP recurring revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share. Blackbaud has acquired businesses whose net tangible assets include deferred revenue. In accordance with GAAP reporting requirements, Blackbaud recorded write-downs of deferred revenue to fair value, which resulted in lower recognized revenue. Both on a quarterly and year-to-date basis, the revenue for the acquired businesses is deferred and typically recognized over a one-year period, so Blackbaud's GAAP revenues for the one-year period after the acquisitions will not reflect the full amount of revenues that would have been reported if the acquired deferred revenue was not written down to fair value. The non-GAAP measures described above reverse the acquisition-related deferred revenue write-downs so that the full amount of revenue booked by the acquired companies is included, which Blackbaud believes provides a more accurate representation of a revenue run-rate in a given period. In addition to reversing write-downs of acquisition-

PRESS RELEASE

related deferred revenue, non-GAAP financial measures discussed above exclude the impact of certain items that Blackbaud believes are not directly related to its performance in any particular period, but are for its long-term benefit over multiple periods.

In addition, Blackbaud discusses non-GAAP organic revenue growth, non-GAAP organic revenue growth on a constant currency basis, non-GAAP subscriptions revenue growth and non-GAAP organic recurring revenue growth, which it believes provides useful information for evaluating the periodic growth of its business on a consistent basis. Each of these measures of non-GAAP organic revenue growth excludes incremental acquisition-related revenue attributable to companies acquired in the current fiscal year. For companies acquired in the immediately preceding fiscal year, each of these non-GAAP organic revenue growth measures reflects presentation of full year incremental non-GAAP revenue derived from such companies as if they were combined throughout the prior period, and it includes the non-GAAP revenue attributable to those companies, as if there were no acquisition-related write-downs of acquired deferred revenue to fair value as required by GAAP. In addition, each of these non-GAAP organic revenue growth measures excludes prior period revenue associated with divested businesses. The exclusion of the prior period revenue is to present the results of the divested businesses within the results of the combined company for the same period of time in both the prior and current periods. Blackbaud believes this presentation provides a more comparable representation of its current business’ organic revenue growth and revenue run-rate.

Non-GAAP free cash flow is defined as operating cash flow less capital expenditures, including costs required to be capitalized for software development, and capital expenditures for property and equipment.

Blackbaud uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Blackbaud's ongoing operational performance. Blackbaud believes that these non-GAAP financial measures reflect the Blackbaud's ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in its business. In addition, Blackbaud believes that the use of these non-GAAP financial measures provides additional information for investors to use in evaluating ongoing operating results and trends and in comparing its financial results from period-to-period with other companies in Blackbaud's industry, many of which present similar non-GAAP financial measures to investors. However, these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to differences in the exact method of calculation between companies. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.

Blackbaud, Inc.
Consolidated balance sheets
(Unaudited)

(dollars in thousands)	March 31, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$13,872	$16,902
Restricted cash due to customers	164,748	353,771
Accounts receivable, net of allowance of $3,328 and $3,291 at March 31, 2017 and December 31, 2016, respectively	90,510	88,932
Prepaid expenses and other current assets	49,172	48,314
Total current assets	318,302	507,919
Property and equipment, net	47,200	50,269
Software development costs, net	41,139	37,582
Goodwill	438,307	438,240
Intangible assets, net	243,263	253,676
Other assets	22,914	22,524
Total assets	$1,111,125	$1,310,210
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$20,666	$23,274
Accrued expenses and other current liabilities	39,072	54,196
Due to customers	164,748	353,771
Debt, current portion	4,375	4,375
Deferred revenue, current portion	237,101	244,500
Total current liabilities	465,962	680,116
Debt, net of current portion	351,995	338,018
Deferred tax liability	29,636	29,558
Deferred revenue, net of current portion	7,681	6,440
Other liabilities	7,801	8,533
Total liabilities	863,075	1,062,665
Commitments and contingencies
Stockholders’ equity:
Preferred stock; 20,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 180,000,000 shares authorized, 58,410,419 and 57,672,401 shares issued at March 31, 2017 and December 31, 2016, respectively	58	58
Additional paid-in capital	319,731	310,452
Treasury stock, at cost; 10,375,257 and 10,166,801 shares at March 31, 2017 and December 31, 2016, respectively	(230,065)	(215,237)
Accumulated other comprehensive loss	(175)	(457)
Retained earnings	158,501	152,729
Total stockholders’ equity	248,050	247,545
Total liabilities and stockholders’ equity	$1,111,125	$1,310,210

Blackbaud, Inc.
Consolidated statements of comprehensive income
(Unaudited)

(dollars in thousands, except per share amounts)	Three months ended March 31,
	2017	2016
Revenue
Subscriptions	$118,179	$96,851
Maintenance	33,781	37,160
Services and other	31,661	35,245
Total revenue	183,621	169,256
Cost of revenue
Cost of subscriptions	54,926	49,666
Cost of maintenance	5,982	5,318
Cost of services and other	24,574	24,905
Total cost of revenue	85,482	79,889
Gross profit	98,139	89,367
Operating expenses
Sales, marketing and customer success	42,240	35,609
Research and development	22,706	22,715
General and administrative	21,923	19,679
Amortization	691	752
Total operating expenses	87,560	78,755
Income from operations	10,579	10,612
Interest expense	(2,377)	(2,675)
Other income (expense), net	286	(105)
Income before provision for income taxes	8,488	7,832
Income tax (benefit) provision	(3,023)	1,595
Net income	$11,511	$6,237
Earnings per share
Basic	$0.25	$0.14
Diluted	$0.24	$0.13
Common shares and equivalents outstanding
Basic weighted average shares	46,501,761	45,967,863
Diluted weighted average shares	47,482,840	47,064,164
Dividends per share	$0.12	$0.12
Other comprehensive income (loss)
Foreign currency translation adjustment	100	403
Unrealized gain (loss) on derivative instruments, net of tax	182	(669)
Total other comprehensive income (loss)	282	(266)
Comprehensive income	$11,793	$5,971

Blackbaud, Inc.
Consolidated statements of cash flows
(Unaudited)

	Three months ended March 31,
(dollars in thousands)	2017	2016
Cash flows from operating activities
Net income	$11,511	$6,237
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,091	17,609
Provision for doubtful accounts and sales returns	2,738	1,017
Stock-based compensation expense	9,294	7,743
Deferred taxes	(50)	626
Amortization of deferred financing costs and discount	239	239
Other non-cash adjustments	(243)	(217)
Changes in operating assets and liabilities, net of acquisition and disposal of businesses:
Accounts receivable	(4,041)	817
Prepaid expenses and other assets	(1,214)	1,846
Trade accounts payable	(1,267)	139
Accrued expenses and other liabilities	(15,536)	(20,416)
Restricted cash due to customers	188,824	141,055
Due to customers	(188,824)	(141,055)
Deferred revenue	(6,758)	(8,883)
Net cash provided by operating activities	12,764	6,757
Cash flows from investing activities
Purchase of property and equipment	(2,719)	(7,837)
Capitalized software development costs	(6,583)	(5,798)
Purchase of net assets of acquired companies, net of cash	59	—
Net cash used in investing activities	(9,243)	(13,635)
Cash flows from financing activities
Proceeds from issuance of debt	67,600	74,600
Payments on debt	(53,794)	(60,494)
Employee taxes paid for withheld shares upon equity award settlement	(14,828)	(5,516)
Proceeds from exercise of stock options	11	3
Dividend payments to stockholders	(5,765)	(5,700)
Net cash (used in) provided by financing activities	(6,776)	2,893
Effect of exchange rate on cash and cash equivalents	225	707
Net decrease in cash and cash equivalents	(3,030)	(3,278)
Cash and cash equivalents, beginning of period	16,902	15,362
Cash and cash equivalents, end of period	$13,872	$12,084

Blackbaud, Inc.
Reconciliation of GAAP to non-GAAP financial measures
(Unaudited)

(dollars in thousands, except per share amounts)	Three months ended March 31,
	2017	2016
GAAP Revenue	$183,621	$169,256
Non-GAAP adjustments:
Add: Acquisition-related deferred revenue write-down	—	1,786
Non-GAAP revenue	$183,621	$171,042

GAAP gross profit	$98,139	$89,367
GAAP gross margin	53.4%	52.8%
Non-GAAP adjustments:
Add: Acquisition-related deferred revenue write-down	—	1,786
Add: Stock-based compensation expense	791	845
Add: Amortization of intangibles from business combinations	9,855	9,881
Add: Employee severance	952	64
Add: Acquisition-related integration costs	86	—
Subtotal	11,684	12,576
Non-GAAP gross profit	$109,823	$101,943
Non-GAAP gross margin	59.8%	59.6%

GAAP income from operations	$10,579	$10,612
GAAP operating margin	5.8%	6.3%
Non-GAAP adjustments:
Add: Acquisition-related deferred revenue write-down	—	1,786
Add: Stock-based compensation expense	9,294	7,743
Add: Amortization of intangibles from business combinations	10,546	10,633
Add: Employee severance	2,746	288
Add: Acquisition-related integration costs	230	383
Add: Acquisition-related expenses	570	113
Subtotal	23,386	20,946
Non-GAAP income from operations	$33,965	$31,558
Non-GAAP operating margin	18.5%	18.5%

GAAP net income	$11,511	$6,237

Shares used in computing GAAP diluted earnings per share	47,482,840	47,064,164
GAAP diluted earnings per share	$0.24	$0.13

Non-GAAP adjustments:
Add: Total Non-GAAP adjustments affecting income from operations	23,386	20,946
Less: Tax impact related to Non-GAAP adjustments	(13,223)	(7,613)
Non-GAAP net income	$21,674	$19,570

Shares used in computing Non-GAAP diluted earnings per share	47,482,840	47,064,164
Non-GAAP diluted earnings per share	$0.46	$0.42

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP financial measures (continued)
(Unaudited)

(dollars in thousands)	Three months ended March 31,
	2017	2016
Detail of certain Non-GAAP adjustments:
Stock-based compensation expense:
Included in cost of revenue:
Cost of subscriptions	$294	$275
Cost of maintenance	86	118
Cost of services and other	411	452
Total included in cost of revenue	791	845
Included in operating expenses:
Sales, marketing and customer success	1,439	896
Research and development	1,717	1,471
General and administrative	5,347	4,531
Total included in operating expenses	8,503	6,898
Total stock-based compensation expense	$9,294	$7,743

Amortization of intangibles from business combinations:
Included in cost of revenue:
Cost of subscriptions	$7,911	$7,811
Cost of maintenance	1,293	1,332
Cost of services and other	651	738
Total included in cost of revenue	9,855	9,881
Included in operating expenses	691	752
Total amortization of intangibles from business combinations	$10,546	$10,633

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP financial measures (continued)
(Unaudited)

(dollars in thousands)	Three months ended March 31,
	2017	2016
GAAP revenue	$183,621	$169,256
GAAP revenue growth	8.5%
Add: Non-GAAP acquisition-related revenue (1)	—	1,786
Total Non-GAAP adjustments	—	1,786
Non-GAAP revenue (2)	$183,621	$171,042
Non-GAAP organic revenue growth	7.4%

Non-GAAP revenue (2)	$183,621	$171,042
Foreign currency impact on Non-GAAP revenue (3)	140	—
Non-GAAP revenue on constant currency basis (3)	$183,761	$171,042
Non-GAAP organic revenue growth on constant currency basis	7.4%

GAAP subscriptions revenue	$118,179	$96,851
GAAP subscriptions revenue growth	22.0%
Add: Non-GAAP acquisition-related revenue (1)	—	1,754
Total Non-GAAP adjustments	—	1,754
Non-GAAP organic subscriptions revenue	$118,179	$98,605
Non-GAAP organic subscriptions revenue growth	19.9%

GAAP subscriptions revenue	$118,179	$96,851
GAAP maintenance revenue	33,781	37,160
GAAP recurring revenue	$151,960	$134,011
GAAP recurring revenue growth	13.4%
Add: Non-GAAP acquisition-related revenue (1)	—	1,781
Total Non-GAAP adjustments	—	1,781
Non-GAAP recurring revenue	$151,960	$135,792
Non-GAAP organic recurring revenue growth	11.9%

(1)
Non-GAAP acquisition-related revenue excludes incremental acquisition-related revenue calculated in accordance with GAAP that is attributable to companies acquired in the current fiscal year. For companies acquired in the immediately preceding fiscal year, non-GAAP acquisition-related revenue reflects presentation of full-year incremental non-GAAP revenue derived from such companies, as if they were combined throughout the prior period, and it includes the non-GAAP revenue from the acquisition-related deferred revenue write-down attributable to those companies.

(2)
Non-GAAP revenue for the prior year periods presented herein may not agree to non-GAAP revenue presented in the respective prior period quarterly financial information solely due to the manner in which non-GAAP organic revenue growth is calculated.

(3)
To determine non-GAAP organic revenue growth on a constant currency basis, revenues from entities reporting in foreign currencies were translated to U.S. Dollars using the comparable prior period's quarterly weighted average foreign currency exchange rates. The primary foreign currencies creating the impact are the Canadian Dollar, EURO, British Pound and Australian Dollar.

(dollars in thousands)	Three months ended March 31,
	2017	2016
GAAP net cash provided by operating activities	$12,764	$6,757
Less: purchase of property and equipment	(2,719)	(7,837)
Less: capitalized software development costs	(6,583)	(5,798)
Non-GAAP free cash flow	$3,462	$(6,878)